                                                                   Exhibit 10(a)

                              AMENDING AGREEMENT
                              ------------------



     THIS AGREEMENT, dated as of September 11, 1996, is made by and between INTERTAN CANADA LTD., a corporation existing under the laws of the Province of Alberta ("ICL"), INTERTAN U.K. LIMITED, a limited liability company existing under the laws of England ("IUK"), INTERTAN INC., a corporation existing under the laws of Delaware ("InterTAN"), CANADIAN IMPERIAL BANK OF COMMERCE, a Canadian chartered bank ("CIBC"), as Agent and the Lenders from time to time listed on the signature pages hereof.

     WHEREAS the parties hereto entered into a credit agreement dated as of May 6, 1994 whereby the Lenders established certain credits in favour of the Borrowers which agreement was amended by Amending Agreement dated as of April 25, 1995, Amending Agreement dated as of March 1, 1996 and Amending Agreement dated as of June 25, 1996 (together referred to as the "Credit Agreement");

     AND WHEREAS the parties wish to further amend the Credit Agreement;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows:


1.   INTERPRETATION.  In this Agreement, defined terms shall have the meaning
     --------------
given in the Credit Agreement.

2.   AMENDMENTS.
     -----------

          (a) Section 11. 1 (m)(iii) is amended so that Section 11. 1 (m) will read in its entirety as follows:

     (m)  Cash Interest Coverage Ratio.
          ----------------------------

          InterTAN will have a Cash Interest Coverage Ratio calculated at the end of each period set out below of not less than (i) 1:25:1 for each of the nine month period ending March 31, 1994, the twelve month period ending June 30, 1994 and the twelve month period ending September 30, 1994, (ii) 1:50:1 for the twelve month period ending December 31, 1994, and (iii) 1:05:1 for the twelve month period ending March 31, 1996, 1:25:1 for the twelve month period ending June 30, 1996 and 1:50:1 for each twelve month period ending each March 31, June 30, September 30 and December 31 thereafter; provided that the Cash Interest Coverage Ratio for the twelve month period ending September 30, 1996 will be not less than .90: 1.
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                                      -2-

3.   CONTINUING EFFECT.  Each of the parties hereto acknowledges and agrees that
     -----------------
the Credit Agreement as amended by this Agreement shall be and continue in full force and effect.

4.   AMENDMENT FEE.  The Borrowers shall pay to the Agent upon the execution and
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delivery of this Agreement, a fee for the amendment of the Credit Agreement equal to one-twentieth of one percent of the amount of the Credits, to be disbursed to the Lenders according to their Pro Rata Shares.

5.   COUNTERPARTS.  This Agreement may be executed in counterparts, each of
     ------------
which will be deemed to be an original and which together will constitute one and the same agreement.


          IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date and year first above written.


                                        CANADIAN IMPERIAL BANK OF
                                        COMMERCE, as Agent


                                        By: /s/ Doug Cornett
                                            ------------------------------------
                                        Authorized Officer:  Managing Director


                                        CANADIAN IMPERIAL BANK OF
                                        COMMERCE, as Lender


                                        By: /s/ H. D. Chataway
                                            ------------------------------------
                                        Authorized Officer:


                                        THE FIRST NATIONAL BANK OF BOSTON,
                                        as U.K. Administrative Agent and as a
                                        Lender


                                        By: /s/ Peter Griswold
                                            ------------------------------------
                                        Authorized Officer:  Director
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                                      -3-


                                        LLOYDS BANK PLC



                                        By: /s/ J. N. Mortell
                                            ------------------------------------
                                        Authorized Officer:  Manager Corporate
                                        Banking



                                        CREDIT LYONNAIS CANADA


                                        By: /s/ C. M. Stade
                                            ------------------------------------
                                        Authorized Officer:  Ass. Vice President



                                        INTERTAN CANADA LTD.


                                        By:  /s/ James G. Gingerich
                                            ------------------------------------
                                        Name:  James G. Gingerich
                                        Title:  Vice President


                                        INTERTAN INC.


                                        By: /s/ James T. Nichols
                                            ------------------------------------
                                        Name:  James T. Nichols
                                        Title:  President and CEO


                                        INTERTAN U.K. LIMITED


                                        By: /s/ James T. Nichols
                                            ------------------------------------
                                        Name:  James T. Nichols
                                        Title:  Director